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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 30, 2007

                           National Quality Care, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-19031                                          84-1215959
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(Commission File Number)                       (IRS Employer Identification No.)

   9033 Wilshire Blvd., Suite 501
     Beverly Hills, California                             90211
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(Address of Principal Executive Offices)                (Zip Code)

                                 (310) 550-6242
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01 CHANGE IN REGISTRANT'S REGISTERED ACCOUNTANT

MERGER INVOLVING INDEPENDENT ACCOUNTANTS

         On January 30, 2007, National Quality Care, Inc. was informed by Pohl, McNabola, Berg & Co., LLP ("PMB"), our independent registered public accounting firm, that PMB has consummated a merger with Helin, Donovan, Trubee & Wilkinson., LLP ("HDTW"). HDTW is located in Austin, Texas, and is also registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is PMB Helin Donovan, LLP ("PMB+HD").

         We have been advised that PMB + HD has succeeded PMB, and, therefore, we have appointed PMB + HD as our independent registered auditor. We have notified the members of our Audit Committee of the facts set forth in this report on Form 8-K, including the appointment of PMB + HD as our independent registered auditor and no member has disapproved of this appointment.

         We requested that PMB + HD to furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not PMB + HD agrees with the above statements. A copy of PMB + HD's letter required by Items 304(a)(2)(ii)(D) and 304(a)(3) of Regulation S-B is filed as Exhibit 16.1 to this Form 8-K.

         Pohl, McNabola, Berg & Co., LLP
         -------------------------------

         PMB's reports on our consolidated financial statements as of and for the years ended December 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

         Neither of the reports of PMB on our financial statements for the two most recent fiscal years contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

         During our two most recent fiscal years and through January 30, 2007, there were no disagreements with PMB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB, would have caused them to make reference thereto in their reports on the financial statements for such years.

         During our two most recent fiscal years and through January 30, 2007, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).

         Helin, Donovan, Trubee & Wilkinson, LLP
         ----------------------------------------

         During our two most recent fiscal years and through January 30, 2007, neither we, nor anyone on our behalf, consulted with HDTW regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit 16.1 Letter from PMB Helin Donovan, LLP on Change in Certifying Accountant.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Dated: February 8, 2007

                                       NATIONAL QUALITY CARE, INC.


                                       By: /s/ Robert M. Snukal
                                           -------------------------------------
                                           Robert M. Snukal
                                           President and Chief Executive Officer